UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 2013

MITEL NETWORKS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Canada	001-34699	98-0621254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Legget Drive

Ottawa, Ontario K2K 2W7

(Address of Principal Executive Offices) (Zip Code)

(613) 592-2122

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On November 11, 2013, Mitel Networks Corporation (the “Registrant”) issued the press release attached hereto as Exhibit 99.1 (the “Press Release”) announcing that the Registrant has entered into an Arrangement Agreement dated November 11, 2013 with Aastra Technologies Limited (the “Transaction”). The Press Release is incorporated by reference herein and furnished pursuant to Item 7.01 of Form 8-K.

In addition, the Registrant is furnishing under this Item 7.01 a copy of a slide deck presentation made available to the public by posting on its website on November 11, 2013 (the “Presentation”). The contents of the Presentation include information about the Transaction. The Presentation is incorporated by reference herein and furnished herewith as Exhibit 99.2.

The information in this Current Report on Form 8-K under Item 7.01, including the information set forth in the Press Release and the Presentation, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated November 11, 2013

99.2	Slide Deck Presentation, dated November 11, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2013

MITEL NETWORKS CORPORATION

By:	/s/ Greg Hiscock
Name:	Greg Hiscock
Title:	General Counsel & Corporate Secretary